                                                                   EXHIBIT 10.15

                                PLEDGE AGREEMENT
                                ----------------

       THIS PLEDGE AGREEMENT (this "Agreement") dated April 15, 1999 is between VICTOR E. NICHOL, JR., as pledgor and debtor (the "Borrower"), and ALABAMA NATIONAL BANCORPORATION, a Delaware corporation, as pledgee and secured party (the "Lender").

                                    Recitals
                                    --------

       The Borrower is the holder, beneficially and of record, of certain shares of the outstanding capital stock of the Lender, more particularly described on Exhibit A attached hereto and made a part hereof (the "Stock").

       Capitalized terms used in these Recitals have the meanings defined for them above or in Section 1.2. The Borrower has requested that the Lender extend Credit to the Borrower under the Credit Documents. To secure the Obligations, and to induce the Lender to extend Credit to the Borrower under the Credit Documents, the Borrower has agreed to execute and deliver this Agreement to the Lender.

                                    Agreement
                                    ---------

       NOW, THEREFORE, in consideration of the foregoing Recitals, and to induce the Lender to extend Credit to the Borrower under the Credit Documents, the Borrower agrees with the Lender as follows:

                                    ARTICLE 1

                      Rules of Construction and Definitions
                      -------------------------------------

       SECTION 1.1 Rules of Construction. For the purposes of this Agreement,
                   ---------------------
except as otherwise expressly provided or unless the context otherwise requires:

       (a) Words of masculine, feminine or neuter gender include the correlative words of other genders. Singular terms include the plural as well as the singular, and vice versa.

       (b) All references herein to designated "Articles," "Sections" and other subdivisions or to lettered Exhibits are to the designated Articles, Sections and subdivisions hereof and the Exhibits annexed hereto unless expressly otherwise designated in context. All Article, Section, other subdivision and Exhibit captions herein are used for reference only and do not limit or describe the scope or intent of, or in any way affect, this Agreement.

       (c) The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to."

       (d) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, other subdivision or Exhibit.

       (e) All Recitals set forth in, and all Exhibits to, this Agreement are hereby incorporated in this Agreement by reference.

       (f) No inference in favor of or against any party shall be drawn from the fact that such party or such party's counsel has drafted any portion hereof.

       (g) All references in this Agreement to a separate instrument are to such separate instrument as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

       SECTION 1.2 Definitions. As used in this Agreement, the following terms
                   -----------
are defined as follows:

       (a) Unless otherwise defined herein, terms used in this Agreement that are defined in Article 9 of the Alabama Uniform Commercial Code have the meanings defined for them therein.

       (b)    Additional Stock is defined in Section 2.2.
              ----------------

       (c)    Business Day means any day, excluding Saturday and Sunday, on
              -----------
which the Lender's main office in Birmingham, Alabama, is open to the public for carrying on substantially all of its banking business.

       (d)    Credit means, individually and collectively, all loans,
              ------
forbearances, renewals, extensions, advances, disbursements and other extensions of credit now or hereafter made by the Lender to or for the account of the Borrower under the Credit Documents.

       (e)    Credit Documents means the documents described in Exhibit B and
              ----------------
all other documents now or hereafter executed or delivered in connection with the transactions contemplated thereby.

       (f)    Debt of any person means (1) all indebtedness, whether or not
              ----
represented by bonds, debentures, notes or other securities, for the repayment of borrowed money, (2) all deferred indebtedness for the payment of the purchase price of property or assets purchased, (3) all capitalized lease obligations,
(4) all indebtedness secured by any Lien on any property of such person, whether or not indebtedness secured thereby has been assumed, (5) all obligations with respect to any conditional sale contract or title retention agreement, (6) all indebtedness and obligations arising under acceptance facilities or in connection with surety or similar bonds, and the outstanding amount of all letters of credit issued for the account of such person, and (7) all obligations with respect to interest rate swap agreements.

       (g)    Default Rate means a rate of interest equal to four percentage
              ------------
points (400 basis points) in excess of the highest interest rate that would otherwise be payable on the principal amount of the Credit under the Credit Documents from time to time in the absence of the existence of a default, or the maximum rate permitted by law, whichever is less.

       (h)    Event of Default is defined in Section 4.1. An Event of Default
              ----------------
"exists" if the same has occurred and is continuing.

       (i)    Governmental Authority means any national, state, county,
              ----------------------
municipal or other government, domestic or foreign, and any agency, authority, department, commission, bureau, board, court or other instrumentality thereof.

       (j)    Lien means any mortgage, pledge, assignment, charge, encumbrance,
              ----
lien, security title, security interest or other preferential arrangement.

       (k)    Obligations means (1) the payment of all amounts now or hereafter
              -----------
becoming due and payable under the Credit Documents, including the principal amount of the Credit, all interest thereon (including interest that, but for the filing of a petition in bankruptcy, would accrue on any such principal) and all other fees, charges and costs (including attorneys' fees and disbursements) payable in connection therewith; (2) the observance and performance the Borrower of all of the provisions of the Credit Documents; (3) the payment of all sums advanced or paid by the Lender in exercising any of its rights, powers or remedies under the Credit Documents, and all interest (including post-bankruptcy petition interest, as aforesaid) on such sums provided for herein or therein; and (4) all renewals, extensions, modifications and amendments of any of the foregoing, whether or not any renewal, extension, modification or amendment agreement is executed in connection therewith.

       (l)    Obligors means the Borrower each other person, if any, executing
              --------
any Security Document as a grantor, (if the Borrower is a partnership) any general partner thereof, and any other maker, endorser, surety, guarantor or other person now or hereafter liable for the payment or performance, in whole or in part, of any of the Obligations.

       (m)    Permitted Encumbrances means the Liens granted to the Lender under
              ----------------------
this Agreement and any other Liens of the Lender.

       (n)    Person (whether or not capitalized) includes natural persons, sole
              ------
proprietorships, corporations, trusts, unincorporated organizations, associations, companies, institutions, entities, joint ventures, partnerships, limited liability companies and Governmental Authorities.

       (o)    Pledged Stock is defined in Section 2.2.
              -------------
       (p)    Property is defined in Section 2.2.
              --------

       (q)    Security Documents means all Credit Documents that now or
              ------------------
hereafter grant or purport to grant to the Lender any guaranty, collateral or other security for any of the Obligations.

                                    ARTICLE 2

                               Security Agreement
                               ------------------

       SECTION 2.1 Pledge of Stock. As security for the Obligations, the
                   ---------------
Borrower hereby grants to the Lender security title to and a continuing security interest in, and assigns, transfers, conveys, pledges and hypothecates to the Lender, all of the Borrower's right, title and interest in and to the Stock and all proceeds thereof, and the Borrower hereby delivers to the Lender the stock certificates evidencing the Stock, as described in Exhibit A, together with
                                                   ---------
separate assignments thereof, to be held by the Lender upon the terms and conditions set forth in this Agreement.

       SECTION 2.2 Pledge of Additional Stock. If the Borrower shall acquire by
                   --------------------------
exchange or replacement any additional shares of the capital stock of the Company, of whatever class or description ("Additional Stock") at any time after the date hereof, the Borrower hereby grants to the Lender a security interest in, and assigns, transfers, conveys, pledges and hypothecates to the Lender, all of the Borrower's right, title and interest in and to the Additional Stock and such certificates, and immediately upon receipt thereof the Borrower shall pledge and deposit the Additional Stock with the Lender and shall deliver to the Lender certificates therefor registered in the name of the Borrower, together with executed separate assignments thereof, to be held by the Lender under this Agreement. The Stock, the Additional Stock, and any stock or other securities issued in exchange therefor or replacement thereof, are hereinafter together called the "Pledged Stock," and the Pledged Stock and all proceeds thereof and all other securities and moneys received and at the time held by the Lender hereunder are hereinafter together called the "Property," all of which shall be subject to the Liens granted to the Lender under this Agreement.

       SECTION 2.3 Dividends and Other Distributions. Unless an Event of Default
                   ---------------------------------
exists, all cash dividends paid on the Pledged Stock shall be paid to the Borrower, except that all cash dividends payable on the Pledged Stock that are determined by the Lender in its sole discretion to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid to the Lender and retained by it as Property. The Lender shall also be entitled to receive directly and to retain as Property:

       (a) all stock and other securities or property (other than cash) paid or distributed with respect to the Pledged Stock by way of dividend;

       (b) all stock and other securities or property (including cash) paid or distributed with respect to the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar or other corporate rearrangement; and

       (c) all stock and other securities or property (including cash) that may be paid or distributed with respect to the Pledged Stock by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

       SECTION 2.4 Voting While No Event of Default. Unless an Event of Default
                   --------------------------------
exists, the Borrower shall have the right to vote any and all shares of the Pledged Stock and to give consents, waivers and ratifications with respect to the Property and otherwise act with respect thereto. All such rights of the Borrower to vote and to give consents, waivers and ratifications shall cease if an Event of Default exists.

                                    ARTICLE 3

                    Representations, Warranties and Covenants
                    -----------------------------------------

       SECTION 3.1 Representations and Warranties. The Borrower represents and
                   ------------------------------
warrants to the Lender that (a) subject to Permitted Encumbrances, the Borrower is the holder of record and sole beneficial owner of the Stock (which is fully issued and non-assessable), free of Liens and adverse claims of any kind, except Permitted Encumbrances; (b) the Borrower has a good right to grant to the Lender the Liens in the Stock purported to be granted under this Agreement; (c) there are no outstanding subscriptions, options, rights, warrants, calls, commitments or agreements of any kind to acquire or transfer any of the Stock; and (d) to the best of the Borrower's knowledge, no consent, authorization or other action by, and no notice to or filing with, any other person (including any stockholder, partner or creditor of the Borrower and any Governmental Authority) is required for (1) the execution and delivery of this Agreement by the Borrower, (2) the granting to the Lender of the Liens on the Property under this Agreement, or (3) the exercise by the Lender of the rights, powers and remedies granted to it under this Agreement, except as may be required in connection with any disposition by the Lender of the Property under laws affecting the offering and sale of securities generally.

       SECTION 3.2 Encumbrances and Dispositions. The Borrower shall not (a)
                   -----------------------------
encumber any of the Property, or permit any of the Property to be encumbered, with any kind of Lien, other than Permitted Encumbrances, or (b) sell, transfer or otherwise dispose of, or grant any option or warrant with respect to, any of the Property.

       SECTION 3.3 Taxes and Assessments. The Borrower shall pay when due all
                   ----------------------
taxes, assessments and other charges levied or assessed against any of the Property, and all other claims that are or may become Liens against any of the Property, except any that are Permitted Encumbrances; and should default be made in the payment of same, the Lender, at its option, may pay them.

       SECTION 3.4 Filing Fees and Taxes. The Borrower agrees, to the extent
                   ---------------------
permitted by law, to pay all recording and filing fees, revenue stamps, taxes and other expenses and charges payable in connection with the execution and delivery of the Credit Documents, and the recording, filing, satisfaction, continuation and release thereof.

       SECTION 3.5 Further Assurances. At the Borrower's cost and expense, upon
                   ------------------
request of the Lender, the Borrower shall duly execute and deliver, or cause to be duly executed and delivered, to the Lender such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Lender or its counsel to perfect, preserve and protect the validity of the Liens of the Lender in the Property and to carry out more effectively the provisions and purposes of this Agreement.

       SECTION 3.6 Attorney-in-Fact. The Borrower hereby constitutes and
                   ----------------
appoints the Lender, or any other person whom the Lender may designate, as the Borrower's attorney-in-fact, at the Borrower's sole cost and expense, effective upon the existence of any Event of Default, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Lender's discretion to take any action (a) that the Borrower has agreed, but has failed, to take under this Agreement, (b) that the Lender in its sole discretion deems necessary or advisable to maintain, preserve or protect the security intended to be afforded by this Agreement, or (c) that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement and the other Credit Documents.

                                    ARTICLE 4

                                Events of Default
                                -----------------

       SECTION 4.1 Events of Default. The occurrence of any of the following
                   -----------------
events shall constitute an event of default (an "Event of Default") under this Agreement (whatever the reason for such event and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any Governmental Requirement):

       (a) any representation or warranty made in this Agreement or in any of the other Credit Documents shall prove to be false or misleading in any material respect as of the time made; or

       (b) any report, certificate, financial statement or other instrument furnished in connection with the Credit, this Agreement or any of the other Credit Documents, shall prove to be false or misleading in any material respect as of the time furnished; or

       (c) default shall be made in the payment when due of any of the Obligations; or

       (d) default shall be made in the due observance or performance of any covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to the terms of this Agreement (other than any covenant, condition or agreement, default in the observance or performance of which is elsewhere in this Section 4.1 specifically dealt with) and such default shall continue unremedied for a period of thirty (30) days; or

       (e) any default or event of default, as therein defined, shall occur under any of the other Credit Documents (after giving effect to any applicable notice, grace or cure period specified therein); or

       (f) (1) default shall be made with respect to any Debt (other than the Obligations) of any Obligor, if the effect of such default is to accelerate the maturity of such Debt or to permit the holder thereof to cause such Debt to become due prior to its stated maturity, or (2) any such Debt shall not be paid when due (after giving effect to any applicable notice, grace or cure periods); or

       (g) any Obligor shall (1) apply for or consent to the appointment of a receiver, trustee, liquidator or other custodian of such Obligor or any of such Obligor's properties or assets (including the Property), (2) fail or admit in writing such Obligor's inability to pay such Obligor's debts generally as they become due, (3) make a general assignment for the benefit of creditors, (4) suffer or permit an order for relief to be entered against such Obligor in any proceeding under the federal Bankruptcy Code, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against such Obligor in any proceeding under any such law or statute, or if corporate action shall be taken by any Obligor for the purpose of effecting any of the foregoing; or

       (h) a petition shall be filed, without the application, approval or consent of any Obligor in any court of competent jurisdiction, seeking bankruptcy, reorganization, rearrangement, dissolution or liquidation of such Obligor or of all or a substantial part of the properties or assets of such Obligor, or seeking any other relief under any law or statute of the type referred to in Section 4.1(l)(5) against such Obligor, or the appointment of a receiver, trustee, liquidator or other custodian of such Obligor or of all or a substantial part of the properties or assets of such Obligor, and such petition shall not have been stayed or dismissed within 30 days after the filing thereof; or

       (i) any writ of execution, attachment or garnishment shall be issued against the assets of any Obligor and such writ of execution, attachment or garnishment shall not be dismissed, discharged or quashed within 30 days of issuance; or

       (j) any final judgment for the payment of money shall be rendered against any Obligor and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or

       (k) any guarantor of any of the Obligations shall default in the due observance or performance of any covenant, condition or agreement on such guarantor's part to be observed or performed under such guarantor's guaranty agreement (after giving effect to any applicable notice, grace or cure period specified therein) or shall terminate or attempt to terminate such guarantor's guaranty agreement.

                                    ARTICLE 5

                                    Remedies
                                    --------

       SECTION 5.1 Acceleration of Obligations. If an Event of Default exists
                   ---------------------------
under Section 4.1(l), 4.1(m) or 4.1(l), all of the Obligations shall automatically become immediately due and payable. If any other Event of Default exists that does not already result in the automatic acceleration of the Obligations under another Credit Document, the Lender shall have the right without further notice to the Borrower (except any such notice as may be specifically required under the other Credit Documents) to declare all of the Obligations immediately due and payable.

       SECTION 5.2 Remedies. If an Event of Default exists, the Lender shall be
                   --------
entitled to exercise all of the rights, powers and remedies vested in it by this Agreement and applicable law (including all rights of a secured party under Article 9 of the Alabama Uniform Commercial Code) for the protection and enforcement of its rights with respect to the Property, including the rights:

       (a) to receive all amounts payable with respect to the Property otherwise payable to the Borrower under Section 2.3;

       (b) to transfer all or any part of the Pledged Stock into the Lender's name or the name of its nominee and to cause new certificates to be issued in the name of such transferee;

       (c) to vote all or any part of the Pledged Stock, whether or not transferred into the name of the Lender or its nominee, and to give all consents, waivers and ratifications with respect to the Property and otherwise act with respect thereto as though the Lender were the outright owner thereof (the Borrower hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Borrower, with full power of substitution, to do so);

       (d) to settle, adjust, compromise and arrange all accounts, controversies, claims and demands in relation to any Property;

       (e) to execute all contracts, agreements, documents and instruments, to bring, defend and abandon all actions and proceedings, and to take all other actions, in relation to any Property as the Lender in its sole discretion may determine; and

       (f) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Property, or any interest therein, at any public or private sale, at any exchange, broker's board or at any of the Lender's offices, in one or more parcels, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived by the Borrower), for cash, on credit, or for other property, for immediate or future delivery without any assumption of credit risk, and for such prices and on such terms as the Lender in its sole discretion may deem to be commercially reasonable. The Lender shall not be obligated to make any sale of Property regardless of notice having been given. The Lender may adjourn any sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was adjourned. The Lender shall not be liable for any failure to collect or realize upon any Property or for any delay in so doing, or shall it be obligated to take any action whatsoever with respect thereto.

       SECTION 5.3 Non-Public Sale. If at any time when the Lender shall
                   ---------------
determine to exercise its right to sell all or any of the Pledged Stock and other securities pursuant to Section 5.2, such Pledged Stock and other securities or the part thereof to be sold shall not for any reason be effectively registered under the Securities Act of 1933, as then in effect, the Lender may, in its sole discretion, sell such Pledged Stock and other securities or part thereof by private sale in such manner and under such circumstances as the Lender may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Lender, in its sole discretion (a) may proceed to make such private sale notwithstanding that a registration statement registering any such Pledged Stock shall have been filed under such Securities Act, (b) may approach and negotiate with as few as one possible purchaser to effect such sale, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of any such Pledged Stock and who will satisfy such other conditions as at such time may be required for lawful non-public sale. In the event of any such sale, the Lender shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Lender, in its sole discretion, may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration.

       SECTION 5.4 Reasonable Care. The Lender shall be deemed to have exercised
                   ---------------
reasonable care in the custody and preservation of any Property in its possession if it takes such reasonable actions for that purpose as the Borrower shall request in writing, but the Lender shall have sole power to determine whether such actions are reasonable. Any omission to do any act not requested by the Borrower shall not be deemed a failure to exercise reasonable care.

       SECTION 5.5 Waiver of Redemption, Marshalling, etc. The Borrower hereby
                   --------------------------------------
waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Property, whether before or after sale hereunder, and all rights, if any, of marshalling the Property and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Lender may bid for and purchase all or any part of the Property so sold free from any such right or equity of redemption.

       SECTION 5.6 Application of Proceeds. The net cash proceeds resulting from
                   -----------------------
the exercise of any of the rights and remedies of the Lender under this Agreement, after deducting all charges, expenses, costs and attorneys' fees relating thereto, including any and all costs and expenses referred to in
Section 6.2, shall be applied by the Lender to the payment of the Obligations, whether due or to become due, in such order and in such proportions as the Lender may elect; and the Borrower shall remain liable to the Lender for any deficiency.

       SECTION 5.7 Additional Security, etc. Without notice to or consent of the
                   -------------------------
Borrower, and without impairment of the Liens and rights created by this Agreement, the Lender may accept from the Borrower, any other Obligor or any other person, additional security for the Obligations. Neither the giving of this Agreement nor the acceptance of any such additional security shall prevent the Lender from resorting first to any such additional security, or first to the Liens created by this Agreement, without affecting the Liens and rights of the Lender under this Agreement.

       SECTION 5.8 Default Rate. If an Event of Default exists, the Obligations
                   ------------
shall bear interest at the Default Rate, until the earlier of (a) such time as all of the Obligations are paid in full or (b) no such Event of Default exists.

       SECTION 5.9 Remedies Cumulative. The rights and remedies of the Lender
                   -------------------
under this Agreement are cumulative and not exclusive of any other rights or remedies now or hereafter existing at law or in equity.

                                    ARTICLE 6

                                  Miscellaneous
                                  -------------

       SECTION 6.1 Notices.
                   -------

       (a) Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Borrower or the Lender must (except as otherwise expressly provided in this Agreement) be in writing and be delivered by one of the following methods: (1) by personal delivery at the hand delivery address specified below, (2) by first-class, registered or certified mail, postage prepaid, addressed as specified below, or (3) if facsimile transmission facilities for such party are identified below or pursuant to a separate written notice from such party, sent by facsimile transmission to the number specified below or in such notice.

       (b) The hand delivery address, mailing address and (if applicable) facsimile transmission number for receipt of notice or other documents by such parties are as follows:

             (1)    Borrower:
                    ---------

                    By hand
                    or mail:      Victor E. Nichol, Jr.
                                  1763 Indian Creek Drive
                                  Vestavia Hills, Alabama 35243

             (2)    Lender:
                    -------

                    By hand
                    or mail:      Alabama National Bancorporation
                                  1927 First Avenue North
                                  Birmingham, Alabama 35203
                                  Attention: Chief Executive Officer

                    By facsimile: (205) 583-3275

Any of such parties may change the address or number for receiving any such notice or other document by giving notice of the change to the other parties named in this Section 6.1.

       (c) Any such notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer, director, partner or other legal representative of the party) at the address or number specified pursuant to this Section 6.1, or, if sent by mail, three Business Days after such notice or document is deposited in the United States mail, addressed as provided above.

       (d) Five Business Days' written notice to the Borrower as provided above shall constitute reasonable notification to the Borrower when notification is required by law; provided, however, that nothing contained in the foregoing shall be construed as requiring five Business Days' notice if, under applicable law and the circumstances then existing, a shorter period of time would constitute reasonable notice.

       SECTION 6.2 Expenses. The Borrower shall promptly on demand pay all costs
                   --------
and expenses, including the fees and disbursements of counsel to the Lender, incurred by the Lender in connection with (a) the negotiation, preparation and review of this Agreement (whether or not the transactions contemplated by this Agreement shall be consummated), (b) the enforcement of this Agreement, (c) the custody and preservation of the Property, (d) the protection or perfection of the Lender's rights and interests under this Agreement in the Property, (e) the exercise by or on behalf of the Lender of any of its rights, powers or remedies under this Agreement and (f) the prosecution or defense of any action or proceeding by or against the Lender, the Borrower, any other Obligor, or any one or more of them, concerning any matter related to this Agreement, any of the Property or any of the Obligations. All such amounts shall bear interest from the date demand is made at the Default Rate and shall be included in the Obligations secured hereby. The Borrower's obligations under this Section 6.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

       SECTION 6.3 Heirs, Successors and Assigns. Whenever in this Agreement any
                   ------------------------------
party hereto is referred to, such reference shall be deemed to include the heirs, successors and assigns of such party, except that the Borrower may not assign or transfer this Agreement without the prior written consent of the Lender; and all covenants and agreements of the Borrower contained in this Agreement shall bind the Borrower's heirs, successors and assigns and shall inure to the benefit of the successors and assigns of the Lender.

       SECTION 6.4 Joint and Several Liability. If the Borrower is comprised of
                   ---------------------------
more than one person, all of the Borrower's representations, warranties, covenants and agreements under this Agreement shall be joint and several and shall be binding on and enforceable against either, any or all of the persons comprising the Borrower. If any one or more of the persons comprising the Borrower is in default, the Lender my exercise its remedies on default against all of the person comprising the Borrower.

       SECTION 6.5 Independent Obligations. The Borrower agrees that each of the
                   -----------------------
obligations of the Borrower to the Lender under this Agreement may be enforced against the Borrower without the necessity of joining any other Obligor, any other holders of Liens in any Property or any other person, as a party.

       SECTION 6.6 Governing Law. This Agreement shall be construed in
                   --------------
accordance with and governed by Title 9 of the U.S. Code and the internal laws of the State of Alabama (without regard to conflict of law principles) except as required by mandatory provisions of law and except to the extent that the validity and perfection of the Liens on the Property are governed by the laws of any jurisdiction other than the State of Alabama.

       SECTION 6.7 Date of Agreement. The date of this Agreement is intended as
                   -----------------
a date for the convenient identification of this Agreement and is not intended to indicate that this Agreement was executed and delivered on that date.

       SECTION 6.8 Separability Clause. If any provision of the Credit Documents
                   -------------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       SECTION 6.9 Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same agreement.

       SECTION 6.10 No Oral Agreements. This Agreement is the final expression
                    ------------------
of the agreement between the parties hereto, and this Agreement may not be contradicted by evidence of any prior oral agreement between such parties. All previous oral agreements between the parties hereto have been incorporated into this Agreement and the other Credit Documents, and there is no unwritten oral agreement between the parties hereto in existence.

       SECTION 6.11 Waiver and Election. The exercise by the Lender of any
                    -------------------
option given under this Agreement shall not constitute a waiver of the right to exercise any other option. No failure or delay on the part of the Lender in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. No modification, termination or waiver of any provisions of the Credit Documents, nor consent to any departure by the Borrower therefrom, shall be effective unless in writing and signed by an authorized officer of the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

       SECTION 6.12 No Obligations of Lender; Indemnification. The Lender does
                    ------------------------------------------
not by virtue of this Agreement or any of the transactions contemplated by the Credit Documents assume any duties, liabilities or obligations with respect to any of the Property unless expressly assumed by the Lender under a separate agreement in writing, and this Agreement shall not be deemed to confer on the Lender any duties or obligations that would make the Lender directly or derivatively liable for any person's negligent, reckless or wilful conduct. The Borrower agrees to indemnify and hold the Lender harmless against and with respect to any damage, claim, action, loss, cost, expense, liability, penalty or interest (including attorney's fees) and all costs and expenses of all actions, suits, proceedings, demands, assessments, claims and judgments directly or indirectly resulting from, occurring in connection with, or arising out of: (a) any inaccurate representation made by the Borrower or any Obligor in this Agreement or any other Credit Document; (b) any breach of any of the warranties or obligations of the Borrower or any Obligor under this Agreement or any other Credit Document; and (c) the Property, or the Liens of the Lender thereon. The provisions of this Section 6.12 shall survive the payment of the Obligations in full and the termination, satisfaction, release (in whole or in part) and foreclosure of this Agreement.

       SECTION 6.13 Advances by the Lender. If the Borrower shall fail to comply
                    ----------------------
with any of the provisions of this Agreement, the Lender may (but shall not be required to) make advances to perform the same, and where necessary enter any premises where any Property is located for the purpose of performing the Borrower's obligations under any such provision. The Borrower agrees to repay all such sums advanced upon demand, with interest from the date such advances are made at the Default Rate, and all sums so advanced with interest shall be a part of the Obligations. The making of any such advances shall not be construed as a waiver by the Lender of any Event of Default resulting from the Borrower's failure to pay such amounts.

       SECTION 6.14 Rights, Liens and Obligations Absolute. All rights of the
                    --------------------------------------
Lender hereunder, all Liens granted to the Lender hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional and shall not be affected by (a) any lack of validity or enforceability as to any other person of any of the Credit Documents, (b) any change in the time, manner or place of payment of, or any other term of the Obligations, (c) any amendment or waiver of any of the provisions of the Credit Documents as to any other person, and (d) any exchange, release or non-perfection of any other collateral or any release, termination or waiver of any guaranty, for any of the Obligations.

       SECTION 6.15 Termination. This Agreement and the Lender's Liens in the
                    -----------
Property hereunder will not be terminated until one of the Lender's officers signs a written termination agreement. Except as otherwise expressly provided for in this Agreement, no termination of this Agreement shall in any way affect or impair the representations, warranties, agreements or other obligations of the Borrower or the rights, powers and remedies of the Lender under this Agreement with respect to any transaction or event occurring prior to such termination, all of which shall survive such termination.

       SECTION 6.16 Reinstatement. This Agreement, the obligations of the
                    -------------
Borrower hereunder, and the Liens, rights, powers and remedies of the Lender hereunder, shall continue to be effective, or be automatically reinstated, as the case may be, if at any time any amount applied to the payment of any of the Obligations is rescinded or must otherwise be restored or returned to the Borrower, any Obligor, or any other person (or paid to the creditors of any of them, or to any custodian, receiver, trustee or other officer with similar powers with respect to any of them, or with respect to any part of their property) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, any Obligor or any such person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with respect to any of them, or with respect to any part of their property, or otherwise, all as though such payment had not been made.

       SECTION 6.17 Submission to Jurisdiction. The Borrower irrevocably (a)
                    --------------------------
acknowledges that this Agreement will be accepted by the Lender and performed by the Borrower in the State of Alabama; (b) submits to the jurisdiction of each state or federal court sitting in Jefferson County, Alabama (collectively, the "Courts") over any suit, action or proceeding arising out of or relating to this Agreement (to enforce the arbitration provisions hereof or, if the arbitration provisions are found to be unenforceable, to determine any issues arising out of or relating to this Agreement) or any of the other Credit Documents (individually, an "Agreement Action"); (c) waives, to the fullest extent permitted by law, any objection or defense that the Borrower may now or hereafter have based on improper venue, lack of personal jurisdiction, inconvenience of forum or any similar matter in any Agreement Action brought in any of the Courts; (d) agrees that final judgment in any Agreement Action brought in any of the Courts shall be conclusive and binding upon the Borrower and may be enforced in any other court to the jurisdiction of which the Borrower is subject, by a suit upon such judgment; (e) consents to the service of process on the Borrower in any Agreement Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, to the Borrower at the Borrower's address designated in or pursuant to Section 6.1; (f) agrees that service in accordance with Section 6.17(e) shall in every respect be effective and binding on the Borrower to the same extent as though served on the Borrower in person by a person duly authorized to serve such process; and (g) AGREES THAT THE PROVISIONS OF THIS SECTION, EVEN IF FOUND NOT TO BE STRICTLY ENFORCEABLE BY ANY COURT, SHALL CONSTITUTE "FAIR WARNING" TO THE BORROWER THAT THE EXECUTION OF THIS AGREEMENT MAY SUBJECT THE BORROWER TO THE JURISDICTION OF EACH STATE OR FEDERAL COURT SITTING IN JEFFERSON COUNTY, ALABAMA WITH RESPECT TO ANY AGREEMENT ACTIONS, AND THAT IT IS FORESEEABLE BY THE BORROWER THAT THE BORROWER MAY BE SUBJECTED TO THE JURISDICTION OF SUCH COURTS AND MAY BE SUED IN THE STATE OF ALABAMA IN ANY AGREEMENT ACTIONS. Nothing in this Section 6.17 shall limit or restrict the Lender's right to serve process or bring Agreement Actions in manners and in courts otherwise than as herein provided.

       SECTION 6.18 Arbitration; Dispute Resolution; Preservation of Foreclosure
                    ------------------------------------------------------------
                    Remedies
                    --------
       (a) The Borrower represents to the Lender that its business and affairs constitute substantial interstate commerce and that it contemplates using the proceeds of the Note in substantial interstate commerce. Except as otherwise specifically set forth below, any action, dispute, claim, counterclaim or controversy ("Dispute" or "Disputes"), between or among the Lender, the Borrower or any other Obligor, including any claim based on or arising from an alleged tort, shall be resolved by arbitration as set forth below. As used herein, Disputes shall include all actions, disputes, claims, counterclaims or controversies arising in connection with the Note, any extension of or commitment to extend Credit by the Lender, any collection of any indebtedness owed to the Lender, any security or collateral given to the Lender, any action taken (or any omission to take any action) in connection with any of the foregoing, any past, present and future agreement between or among the Lender, the Borrower or any other Obligor (including the Note and any Credit Document), and any past, present or future transactions between or among the Lender, the Borrower or any other Obligor. Without limiting the generality of the foregoing, Disputes shall include actions commonly referred to as lender liability actions.

       (b) All Disputes shall be resolved by binding arbitration in accordance with Title 9 of the U.S. Code and the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). Defenses based on statutes of limitation, estoppel, waiver, laches and similar doctrines, that would otherwise be applicable to an action brought by a party, shall be applicable in any such arbitration proceeding, and the commencement of an arbitration proceeding with respect to this Agreement shall be deemed the commencement of an action for such purposes.

       (c) Notwithstanding the foregoing, the Borrower and each other Obligor agrees that the Lender shall have the option, but not the obligation, to submit to and pursue in a court of law any claim against the Borrower or any other Obligor for a debt due. The Borrower and each other Obligor agrees that, if the Lender pursues such a claim in a court of law, (1) failure of the Lender to assert any additional claim in such proceeding shall not be deemed a waiver of, or estoppel to pursue, such claim as a claim or counterclaim in arbitration as set forth above, and (2) the institution or maintenance of a judicial action hereunder shall not constitute a waiver of the right of any party to submit any other action, dispute, claim or controversy as described above, even though arising out of the same transaction or occurrence, to binding arbitration as set forth herein. If the Borrower asserts a claim against the Lender in arbitration or otherwise during the pendency of a claim brought by the Lender in a court of law, the court action shall be stayed and the parties shall submit to arbitration all claims.

       (d) No provision of, nor the exercise of any rights under this Section, shall limit the right of any party (1) to foreclose against any real or personal property collateral by exercise of a power of sale under any Credit Document, or by exercise of any rights of foreclosure or of sale under applicable law, (2) to exercise self-help remedies such as set-off, or (3) to obtain provisional or ancillary remedies such as injunctive relief, attachment or the appointment of a receiver from a court having jurisdiction before, during or after the pendency of any arbitration or referral. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self-help remedies shall not constitute a waiver of the right of any party, including the plaintiff in such an action, to submit the Dispute to arbitration or, in the case of actions on a debt, to judicial resolution.

       (e) Whenever an arbitration is required hereunder, the arbitrator shall be selected in accordance with the Commercial Arbitration Rules of the AAA. The AAA shall designate a panel of 10 potential arbitrators knowledgeable in the subject matter of the Dispute. Each of the Lender and the Obligor shall designate, within 30 days of the receipt of the list of potential arbitrators, one of the potential arbitrators to serve, and the two arbitrators so designated shall select a third arbitrator from the eight remaining potential arbitrators. The panel of three arbitrators shall determine the resolution of the Dispute.

       IN WITNESS WHEREOF, the undersigned has executed this Agreement dated April 15, 1999.

                            /s/ Victor E. Nichol, Jr.
                            ---------------------------
                            (Signature of the Borrower)


                            Victor E. Nichol, Jr.
                            ---------------------------
                            (Printed Name)

                                    EXHIBIT A
                                    ---------

Certificate No.     No. of Shares    Issued To                Date
---------------     -------------    ---------                ----

ANB 2834            7,043            Victor E. Nichol Jr.  January 2, 1996

                                    EXHIBIT B
                                    ---------
                               (Credit Documents)

       The "Credit Documents" referred to in this Agreement include the following:

       (a) Promissory Note dated of even date herewith in the principal amount of $99,558.00 executed by the Borrower in favor of the Lender, which evidences a loan made by the Lender to the Borrower.

       (b) Promissory Note dated of even date herewith in the principal amount of $23,360.00 executed by the Borrower in favor of the Lender, which evidences a loan made available by the Lender to the Borrower and has a final maturity date of April 15, 2000.


                                      B-1